SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-MEDIA GENERAL CL A

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 1/02/98           22,000-           41.5054
                                12/18/97            2,000-           40.1425
                                12/17/97            3,000-           41.1986
                                12/15/97            2,000-           41.0861
                                12/01/97            1,200-           42.3861
               THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                                12/24/97            1,000-           41.0049
               THE GABELLI EQUITY TRUST,INC.
                                12/23/97            2,700-           41.2680
                                12/22/97              300-           39.9487
                                12/18/97            2,000-           40.1425
               THE GABELLI GLOBAL COUCH POTATO FUND
                                12/22/97            1,500-           40.1570
                                12/17/97              600-           41.4486
                                12/16/97            2,900-           41.4960
               THE GABELLI ASSET FUND
                                12/03/97            1,500-           42.0111
               THE GABELLI CAPITAL ASSET FUND
                                12/31/97            6,000            41.5917
                                12/19/97            2,000            39.8219
          GAMCO INVESTORS, INC.
                                12/31/97           13,500            41.6806
                                12/30/97            2,000            41.0000
                                12/26/97            2,600            41.1007
                                12/24/97              400            41.0000
          GAMCO INVESTORS, INC.
                                 1/02/98            3,500-           42.0196
                                12/31/97           19,000            41.6770
                                12/30/97            4,000            41.1250
                                12/29/97            2,000            41.0000
                                12/26/97            1,000            41.1007
                                12/24/97            1,000            41.2000
                                12/24/97            3,000            41.6125
                                12/22/97            9,000            40.7167
                                12/17/97              500-           41.0375
                                12/15/97              500-           41.4000
                                12/11/97            8,000-           40.9602
                                12/10/97            6,500-           41.6173
                                12/09/97            6,300-           41.7937

                                       29

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-MEDIA GENERAL CL A

         GAMCO INVESTORS, INC.
                               12/08/97            2,500-           42.4700
                               12/03/97              400-           42.2500
                               11/24/97            2,000-           41.2000

























         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.







                                       30
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-MEDIA GENERAL CL B

          GABELLI INTERNATIONAL LTD.
                                   12/31/97            380            50.0000



























         (1) ALL TRANSACTIONS WERE PRIVATELY NEGOTIATED.

         (2) PRICE EXCLUDES COMMISSION.










                                       31